FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made and entered into as of September 30, 2022, is by and between MidWestOne Financial Group, Inc. a corporation organized under the laws of the State of Iowa (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Bank”).
RECITALS
1.    The Bank and the Borrower entered into a Credit Agreement dated as of June 7, 2022 (the “Credit Agreement”); and
2.    The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
Section 1.Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.
Section 2.Amendments. The Credit Agreement is hereby amended as follows:
2.1Section 1.1 – Defined Terms. Section 1.1 of the Credit Agreement is amended by amending the definitions of “Anti-Corruption Law,” “Revolving Loan Maturity Date” and “Sanctions” in their entireties to read as follows:
“Anti-Corruption Laws”: The Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, and any other anti-corruption law applicable to the Borrower and its Subsidiaries.
“Revolving Loan Maturity Date”: September 30, 2023.
“Sanctions”: The sanctions administered or enforced from time to time by the U.S. government, including those administered by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority.

Section 1.1 is further amended by adding thereto the following definitions in alphabetical order:
“Environmental Laws”: Any and all laws, judicial decisions, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) personal injury or property damage relating to the release or discharge of Hazardous Materials, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.
“Hazardous Material”: Any explosive or radioactive substances or wastes, any hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and any other substances or wastes of any nature regulated pursuant to any Environmental Law.
2.2Section 4.3 – No Conflict or Default; Sanctions and Anti-Corruption Laws. Section 4.3 of the Credit Agreement is amended in its entirety to read as follows:
Section 4.3.    No Conflict; No Default; Sanctions and Anti-Corruption Laws. The execution, delivery and performance by the Borrower of the Loan Documents will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrower, (b) violate or contravene any provision of the Articles of Incorporation or Bylaws of the Borrower, or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. No Event of Default exists or would result from the incurrence by the Borrower of any Indebtedness hereunder or under any other Loan Document. Neither the Borrower nor any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award in any case in which the consequences of such default or violation could reasonably be expected to constitute a Material Adverse Occurrence, or in violation or breach of any indenture, loan or credit agreement or other agreement, lease or instrument involving an obligation of the Borrower in excess of $100,000. The Borrower, its Subsidiaries and their respective directors, officers, and employees and, to the knowledge of the Borrower, the agents of the Borrower and its Subsidiaries are in compliance with Anti-Corruption Laws and all applicable Sanctions in all material respects. The Borrower and its Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance with Anti-Corruption Laws and applicable Sanctions. None of the Borrower, any of its Subsidiaries or any director, officer, employee, agent, or affiliate of the Borrower or any of its Subsidiaries is an individual or entity that is, or is 50% or more owned (individually or in the aggregate, directly or indirectly) or controlled by individuals or entities (including any agency, political subdivision or instrumentality of any government) that are (a) the target of any Sanctions or (b) located, organized or resident in a country or territory that is the subject of Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic). The Borrower and its Subsidiaries have all permits, licenses and approvals required by such laws, copies of which have been provided to the Bank. The Borrower and its Subsidiaries are in compliance in all material respects with the PATRIOT Act. Neither the making of the Loans nor the use of the proceeds thereof will violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United

States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto.

2.3Section 5.2 – Use of Proceeds. Section 5.2 of the Credit Agreement is amended in its entirety to read as follows:
Section 5.2    Use of Loan Proceeds. The Borrower shall use the proceeds of the Revolving Loan to fund general working capital and operating expenses. The Borrower shall use the proceeds of the Term Loan to finance the First Bancshares Acquisition. The Borrower will not, and will not permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any “margin stock” (as defined in Regulation U). The Borrower will not, directly or indirectly, use the proceeds of the Loans or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (b)(i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as lender, underwriter, advisor, investor, or otherwise).

2.4    Section 5.9 – Compliance with Laws. Section 5.9 of the Credit Agreement is amended in its entirety to read as follows:
Section 5.9    Compliance. The Borrower will (a) comply, and will cause each Subsidiary to comply, in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, including Environmental Laws; provided, however, that, other than the compliance required in the following clause (b), failure so to comply shall not be a breach of this covenant if such failure does not constitute a Material Adverse Occurrence and the Borrower or such Subsidiary is acting in good faith and with reasonable dispatch to cure such noncompliance, (b) comply in all material respects with all Anti-Corruption Laws and applicable Sanctions, orders, writs, judgments, injunctions, decrees or awards related to Anti-Corruption Laws and applicable Sanctions to which it may be subject, and (c) obtain all permits, licenses and approvals required by the laws described in the preceding clauses (a) and (b), copies of which will be provided to the Bank upon request. The Borrower will, and will cause each Subsidiary to, maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Borrower will not use or allow any tenants or subtenants to use, or permit any Subsidiary to use or allow any tenants or subtenants to use, its Property for any business activity that violates any applicable federal or state law or that supports a business that violates any applicable federal or state law
Section 3.Effectiveness of Amendments. The amendments and waiver in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1This Amendment duly executed by the Borrower.
3.2A certificate of an officer of the Borrower dated as of the date of this Amendment and certifying as to the following:
(a)The Borrower’s Resolutions of the Board of Directors (the “Resolutions”), a copy of which was attached to a Secretary’s Certificate of the Company dated June 7, 2022 (the “Existing Secretary’s Certificate”), remain in full force and effect, are sufficient to authorize this Amendment by the Borrower and its execution and delivery by officers of the Borrower, and there has been no change in or revocation of the authority granted to the officers of the Borrower therein.
(b)The incumbency, names, titles, and signatures of the Borrower’s officers authorized to execute this Amendment.
(c)There has been no amendment to the Borrower’s articles of incorporation or bylaws since true and accurate copies thereof were delivered to the Bank with the Existing Secretary’s Certificate.
3.3A good standing certificate from the Secretary of State of the State of Iowa dated not more than 30 days prior to the date of this Amendment.
3.4The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents (as defined below).
Section 4.Representations, Warranties, Authority, No Adverse Claim.
4.1Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived.
4.2Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that it has the power, legal right, and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and all other agreements and documents (collectively, the “Amendment Documents”) executed and delivered by the Borrower in connection therewith by proper corporate action, and none of the Amendment Documents and the agreements therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s articles of incorporation or bylaws, or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the

Borrower therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank. The Borrower represents and warrants that the Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.
4.3No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations.
Section 5.Affirmation of Credit Agreement, Further References. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment.
Section 6.Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.
Section 7.Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument, or transaction contemplated thereby or relating thereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.
Section 8.Successors. The Amendment Documents shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank’s successors and assigns.
Section 9.Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of the Amendment Documents and all other documents negotiated, prepared, and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for any stamp or other taxes that may be payable with respect to the execution or delivery of the

Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.
Section 10.Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
Section 11.Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.
Section 12.Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES.
Section 13.Acknowledgement and Release. IN ORDER TO INDUCE THE BANK TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE BANK THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE BANK FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE BANK AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE BANK OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.
MIDWESTONE FINANCIAL GROUP, INC.

By: ____________________________
Name: Barry S. Ray
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By: ____________________________
Name: William P. Doran
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]